UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 19, 2013

S.Y. BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 19, 2013, the Board of Directors of S.Y. Bancorp, Inc. approved a change in how equity compensation will be granted to Board members, and amendments to the S.Y. Bancorp, Inc. 2005 Stock Incentive Plan (the "Stock Plan") and the Director Nonqualified Deferred Compensation Plan (the "Deferral Plan") that, taken together, will allow directors of the Company and its subsidiary bank to defer taxation on the value of stock granted as part of their director compensation.

In the past, the Company has granted to each non-employee director shares of restricted common stock that vested and became transferrable 12 months following its grant, with any dividends paid on such stock in the 12-month restricted period being paid to the grantee/director.  Under the amended equity award policy for directors, the Board intends to make future non-employee director equity awards in the form of restricted stock units ("RSUs") rather than immediate transfer of restricted stock.  The RSUs will generally entitle directors to be issued a number of unrestricted, transferrable shares of the company's common stock 12 months following the grant date, if then still in board service, equal to the number of RSUs awarded, plus a cash payment equal to any dividends paid in the preceding12 months on that number of shares.

The Stock Plan previously did not allow elective deferral of receipt of equity awards.  The amendment that the Board approved will allow directors to elect to defer receipt of stock and dividends when an RSU vests by timely designating (before the year of RSU grant) that that stock and cash be credited to a company stock fund under the Deferral Plan.  Complimentary amendments were approved for the Deferral Plan to provide an accounting mechanism for the future benefits to be paid based on the delivery of such stock and dividends when issued under an RSU.

The foregoing description of the types of equity awards that will be issued to directors in the future, and the Stock Plan and Deferral Plan amendments, are qualified in their entirety by the full text of the Amendments and form of Director RSU grant agreement attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

D.	Exhibits

10.1 Amendment No. 3 to the S.Y. Bancorp 2005 Stock Incentive Plan

10.2 Amendment No. 1 to the Director Nonqualified Deferred Compensation Plan

10.3 A form of RSU award agreement to replace the Restricted Stock award agreement used for directors in the past

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 22, 2013	S.Y. BANCORP, INC.

	By:	/s/ Nancy B. Davis
Nancy B. Davis, Executive Vice President, Treasurer and Chief Financial Officer